UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00749

STONEBRIDGE FUNDS TRUST

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Barrett, President

Stonebridge Funds Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-639-3935

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 - April 30, 2011

Item 1. Reports to Stockholders.

Stonebridge Funds

Semi-Annual

April 30, 2011

(unaudited)

April 30, 2011 (Unaudited)

Stonebridge Funds Trust

Letter to Shareholders

April 30, 2011 (Unaudited)

May 19, 2011

OVERVIEW

Unique global events during the first quarter of calendar year 2011 drove increased market volatility. Investors cheered improved earnings, manufacturing and unemployment data, yet frowned upon weak housing statistics, civil unrest in the Middle East and North Africa, the prospect of an overheating Chinese economy, sovereign overindebtedness in Europe and the earthquake/tsunami/nuclear disaster in Japan. Large capitalization companies outperformed smaller capitalization companies in January, before underperforming during February and March. Large capitalization companies finished the quarter behind small capitalization companies as global turmoil ensued. This was not the outcome we would have expected as turmoil typically leads to increased demand for the relative safety of larger companies.

The fiscal year began on a positive note as strength in industrial production and the Institute for Supply Management Non-Manufacturing Composite encouraged investors. As we headed into February, the markets dropped as fear that the unrest in Egypt would spread to neighboring countries and lead to sharply higher oil prices. The unrest in Libya further stoked these concerns before the events in Japan pushed markets lower. The market has since recovered as the situation in Japan becomes more transparent and sizable M&A activity has re-emerged. Despite pockets of uncertainty across the world, we anticipate a solid 2011 as we expect the global economy to continue to improve amid expansive fiscal and monetary policy.

The best performing economic sector for the Funds during the first half of the 2011 fiscal year was the health care sector. As we mentioned in prior letters to shareholders, we believed such strong performance was likely due to the attractive growth rates of our health care investments. The energy and industrial sectors also contributed to the overall returns of the Funds. While the Funds have taken some profits from their health care positions by reducing certain holdings, both the health care and technology sectors remain an area of focus for the Funds as we continue to identify businesses that have strong growth profiles due to industry-leading innovation. We remain cautious of tenuous discretionary consumer spending; however, we have identified consumer businesses with strong growth profiles and market-leading positions. We have identified industrial companies that maintain a technological edge in niche markets and have taken advantage of the market volatility to add new investments into the Funds. We anticipate continued M&A activity as interest rates remain historically low and corporations retain significant cash positions.

STONEBRIDGE SMALL-CAP GROWTH FUND

For the fiscal year to date through April 30, 2011, the Stonebridge Small-Cap Growth Fund rose 17.40%, less than the 27.07% rise in the Russell 2000 Growth Index. While the Fund’s absolute return was favorable, it lagged the comparative index due to the prevalence of momentum-driven investing. In periods of momentum investing, the outcome is based upon a very narrow group of very strong performing companies. As such, the Fund was less exposed to these “hot industries” and did not match the very strong performance of the index. For example, the Fund had little exposure to energy and mining which performed very well due to rising commodities. These industries are cyclical in nature and therefore not a focus of the Fund’s investment strategy.

Semi-Annual Report | April 30, 2011	1

Letter to Shareholders

April 30, 2011 (Unaudited)

The Fund’s overweight position in health care helped its performance most during the first six months of fiscal year 2011. As a result of this strong performance, the Fund has redeployed some of the proceeds from these health care investments into technology and financial companies. As we head into the second six months of the fiscal year, we believe that the Fund is positioned for improved relative performance based upon its current holdings. As always, the Fund will remain disciplined in its strategy of investing in high quality growth companies.

Stonebridge Small-Cap Growth Fund (SBAGX) Sector Allocation

as a Percent of Net Assets As of April 30, 2011*

* These allocations may not reflect the current or future position of the portfolio.

STONEBRIDGE INSTITUTIONAL SMALL-CAP GROWTH FUND

For the fiscal year to date through April 30, 2011, the Stonebridge Institutional Small-Cap Growth Fund rose 18.20%, less than the 27.07% rise in the Russell 2000 Growth Index.

Performance for the time period can be attributed to the same explanation as was given above for the Stonebridge Small-Cap Growth Fund, because the Stonebridge Institutional Small-Cap Growth Fund and the Stonebridge Small-Cap Growth Fund have the same investment objectives, pursue the same investment strategies, and had substantially the same portfolio holdings during the period.

Stonebridge Institutional Small-Cap Growth Fund (SBSCX) Sector Allocation

as a Percent of Net Assets As of April 30, 2011*

* These allocations may not reflect the current or future position of the portfolio.

2	Stonebridge Funds Trust

Letter to Shareholders

April 30, 2011 (Unaudited)

CONCLUSION

In managing the Funds in accordance with their strategies, we seek to identify strong businesses that we believe exhibit competitive advantages, growing market share, and healthy balance sheets, and that are poised to rapidly grow earnings in excess of market expectations. We are positioning the Funds toward those businesses and economic sectors that we believe contain the best opportunities for future growth and superior investment returns. Although we are most excited about the outlook for technology and health care companies, we believe that we will continue to find opportunities for the Funds across sectors that can deliver superior performance results for shareholders.

We regret to report that our good friend, colleague, and member of the Board of Trustees, Charles Haas, passed away in May 2011. Charles was a valuable advocate for the Funds and their shareholders during his many years on the Board, and his presence will be missed. While the Board will evaluate what steps, if any, may be taken in light of Charles’s passing, we believe that the Board remains well-equipped to provide appropriate oversight to the Funds.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Semi-Annual Report | April 30, 2011	3

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments

April 30, 2011 (Unaudited)

	Shares	Market Value
COMMON STOCKS (98.91%)
CONSUMER DISCRETIONARY - (14.68%)
Automotive Retail (1.98%)
America’s Car-Mart, Inc.**	12,400	$303,552

Casinos & Gaming (3.35%)
WMS Industries, Inc.**	15,650	513,320

Education Services (3.03%)
American Public Education, Inc.**	11,000	464,750

Movies & Entertainment (3.39%)
DreamWorks Animation SKG, Inc., Class A**	19,650	520,529

Retail - Computers/Electronics (1.88%)
GameStop Corp., Class A**	11,250	288,900

Special Consumer Services (1.05%)
Steiner Leisure Ltd.**	3,300	160,182

TOTAL CONSUMER DISCRETIONARY		2,251,233

CONSUMER STAPLES - (1.31%)
Packaged Foods/Meats (1.31%)
Smart Balance, Inc.**	42,000	200,760

TOTAL CONSUMER STAPLES		200,760

ENERGY - (2.05%)
Oil & Gas - Drilling (2.05%)
Atwood Oceanics, Inc.**	7,000	314,510

TOTAL ENERGY		314,510

FINANCIALS - (8.32%)
Asset Management (2.46%)
Janus Capital Group, Inc.	31,000	377,270

Investment Bank & Brokerage (3.96%)
FXCM, Inc., Class A	24,750	329,422
KBW, Inc.	12,250	278,320

		607,742

4	Stonebridge Funds Trust

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments

April 30, 2011 (Unaudited)

	Shares	Market Value
Specialized Finance (1.90%)
CBOE Holdings, Inc.	10,850	$290,997

TOTAL FINANCIALS		1,276,009

HEALTH CARE - (19.98%)
Health Care - Equipment (12.74%)
American Medical Systems Holdings, Inc.**	13,500	398,250
Given Imaging Ltd.**	8,250	172,673
Kensey Nash Corp.**	12,000	296,760
NuVasive, Inc.**	9,500	293,455
Symmetry Medical, Inc.**	31,500	313,425
Volcano Corp.**	18,000	479,880

		1,954,443

Health Care - Services (1.69%)
Bio-Reference Laboratories, Inc.**	10,250	258,402

Health Care - Supplies (2.33%)
Align Technology, Inc.**	11,900	287,266
Merit Medical Systems, Inc.**	3,000	69,960

		357,226

Life Science Tools (3.22%)
Luminex Corp.**	25,500	494,445

TOTAL HEALTH CARE		3,064,516

INDUSTRIALS - (16.22%)
Aerospace/Defense (6.61%)
American Science & Engineering, Inc.	1,650	145,365
Curtiss-Wright Corp.	15,750	523,688
Hexcel Corp.**	16,000	344,480

		1,013,533

Construction & Engineering (4.62%)
Orion Marine Group, Inc.**	38,250	395,122
Tutor Perini Corp.	11,750	313,255

		708,377

Machinery Industrial (2.13%)
Barnes Group, Inc.	13,250	327,805

Semi-Annual Report | April 30, 2011	5

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments

April 30, 2011 (Unaudited)

	Shares	Market Value
Research & Consulting (2.86%)
ICF International, Inc.**	18,000	$438,480

TOTAL INDUSTRIALS		2,488,195

INFORMATION TECHNOLOGY - (34.00%)
Application Software (3.36%)
Parametric Technology Corp.**	21,250	515,738

Communications Equipment (8.68%)
Aviat Networks, Inc.**	66,500	340,480
Blue Coat Systems, Inc.**	18,750	540,000
Brocade Communications Systems, Inc.**	72,250	451,563

		1,332,043

Computer Storage/Peripherals (2.94%)
Intermec, Inc.**	39,250	450,590

Electronic Equipment (2.84%)
Itron, Inc.**	8,000	435,440

Electronic Manufacturing Services (0.82%)
Multi-Fineline Electronix, Inc.**	4,750	126,492

Home Entertainment Software (2.46%)
Rosetta Stone, Inc.**	26,750	376,640

Semiconductor Equipment (8.67%)
MEMC Electronic Materials, Inc.**	40,500	479,115
Rubicon Technology, Inc.**	5,000	142,550
Tessera Technologies, Inc.**	28,750	568,100
Veeco Instruments, Inc.**	2,750	140,607

		1,330,372

Semiconductors (4.23%)
EZchip Semiconductor Ltd.**	4,500	143,955
LSI Corp.**	40,900	299,797
O2Micro International Ltd. - ADR**	8,250	60,308
TriQuint Semiconductor, Inc.**	10,500	144,585

		648,645

TOTAL INFORMATION TECHNOLOGY		5,215,960

6	Stonebridge Funds Trust

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments

April 30, 2011 (Unaudited)

	Shares	Market Value
MATERIALS - (2.35%)
Chemicals - Commodity (2.35%)
Calgon Carbon Corp.**	21,000	$360,360

TOTAL MATERIALS		360,360

TOTAL COMMON STOCKS
(Cost $13,604,548)		15,171,543

MUTUAL FUNDS (0.51%)
Fifth Third U.S. Treasury Money Market Fund (0.01% 7 Day Yield)	78,646	78,646

TOTAL MUTUAL FUNDS
(Cost $78,646)		78,646

TOTAL INVESTMENTS (99.42%)
(Cost $13,683,194)		$15,250,189

OTHER ASSETS IN EXCESS OF LIABILITIES (0.58%)		88,405

NET ASSETS (100.00%)		$15,338,594

**	Non Income Producing Security.

The accompanying notes to the financial statements are an integral part of the financial statements.

Semi-Annual Report | April 30, 2011	7

Small-Cap Growth Fund (SBAGX)	Statement of Investments

April 30, 2011 (Unaudited)

	Shares	Market Value
COMMON STOCKS (98.90%)
CONSUMER DISCRETIONARY - (14.93%)
Automotive Retail (2.03%)
America’s Car-Mart, Inc.**	5,575	$136,476

Casinos & Gaming (3.41%)
WMS Industries, Inc.**	7,000	229,600

Education Services (3.06%)
American Public Education, Inc.**	4,875	205,969

Movies & Entertainment (3.44%)
DreamWorks Animation SKG, Inc., Class A**	8,750	231,787

Retail - Computers/Electronics (1.91%)
GameStop Corp., Class A**	5,000	128,400

Special Consumer Services (1.08%)
Steiner Leisure Ltd.**	1,500	72,810

TOTAL CONSUMER DISCRETIONARY		1,005,042

CONSUMER STAPLES - (1.32%)
Packaged Foods/Meats (1.32%)
Smart Balance, Inc.**	18,600	88,908

TOTAL CONSUMER STAPLES		88,908

ENERGY - (2.02%)
Oil & Gas - Drilling (2.02%)
Atwood Oceanics, Inc.**	3,025	135,913

TOTAL ENERGY		135,913

FINANCIALS - (8.36%)
Asset Management (2.49%)
Janus Capital Group, Inc.	13,750	167,337

Investment Bank & Brokerage (3.97%)
FXCM, Inc., Class A	10,700	142,417
KBW, Inc.	5,500	124,960

		267,377

8	Stonebridge Funds Trust

Small-Cap Growth Fund (SBAGX)	Statement of Investments

April 30, 2011 (Unaudited)

	Shares	Market Value
Specialized Finance (1.90%)
CBOE Holdings, Inc.	4,775	$128,066

TOTAL FINANCIALS		562,780

HEALTH CARE - (19.90%)
Health Care - Equipment (12.67%)
American Medical Systems Holdings, Inc.**	5,900	174,050
Given Imaging Ltd.**	3,500	73,255
Kensey Nash Corp.**	5,350	132,306
NuVasive, Inc.**	4,000	123,560
Symmetry Medical, Inc.**	14,000	139,300
Volcano Corp.**	7,900	210,614

		853,085

Health Care - Services (1.69%)
Bio-Reference Laboratories, Inc.**	4,500	113,445

Health Care - Supplies (2.33%)
Align Technology, Inc.**	5,250	126,735
Merit Medical Systems, Inc.**	1,300	30,316

		157,051

Life Science Tools (3.21%)
Luminex Corp.**	11,150	216,198

TOTAL HEALTH CARE		1,339,779

INDUSTRIALS - (16.18%)
Aerospace/Defense (6.61%)
American Science & Engineering, Inc.	700	61,670
Curtiss-Wright Corp.	7,000	232,750
Hexcel Corp.**	6,975	150,172

		444,592

Construction & Engineering (4.63%)
Orion Marine Group, Inc.**	17,000	175,610
Tutor Perini Corp.	5,100	135,966

		311,576

Machinery Industrial (2.13%)
Barnes Group, Inc.	5,800	143,492

Semi-Annual Report | April 30, 2011	9

Small-Cap Growth Fund (SBAGX)	Statement of Investments

April 30, 2011 (Unaudited)

	Shares	Market Value
Research & Consulting (2.81%)
ICF International, Inc.**	7,775	$189,399

TOTAL INDUSTRIALS		1,089,059

INFORMATION TECHNOLOGY - (33.79%)
Application Software (3.39%)
Parametric Technology Corp.**	9,400	228,138

Communications Equipment (8.63%)
Aviat Networks, Inc.**	29,200	149,504
Blue Coat Systems, Inc.**	8,125	234,000
Brocade Communications Systems, Inc.**	31,600	197,500

		581,004

Computer Storage/Peripherals (2.92%)
Intermec, Inc.**	17,100	196,308

Electronic Equipment (2.83%)
Itron, Inc.**	3,500	190,505

Electronic Manufacturing Services (0.79%)
Multi-Fineline Electronix, Inc.**	2,000	53,260

Home Entertainment Software (2.46%)
Rosetta Stone, Inc.**	11,750	165,440

Semiconductor Equipment (8.56%)
MEMC Electronic Materials, Inc.**	18,000	212,940
Rubicon Technology, Inc.**	2,200	62,722
Tessera Technologies, Inc.**	12,250	242,060
Veeco Instruments, Inc.**	1,150	58,800

		576,522

Semiconductors (4.21%)
EZchip Semiconductor Ltd.**	2,000	63,980
LSI Corp.**	18,000	131,940
O2Micro International Ltd. ADR**	3,500	25,585
TriQuint Semiconductor, Inc.**	4,500	61,965

		283,470

TOTAL INFORMATION TECHNOLOGY		2,274,647

10	Stonebridge Funds Trust

Small-Cap Growth Fund (SBAGX)	Statement of Investments

April 30, 2011 (Unaudited)

	Shares	Market Value
MATERIALS - (2.40%)
Chemicals - Commodity (2.40%)
Calgon Carbon Corp.**	9,425	$161,733

TOTAL MATERIALS		161,733

TOTAL COMMON STOCKS
(Cost $5,964,169)		6,657,861

TOTAL INVESTMENTS (98.90%)
(Cost $5,964,169)		$6,657,861

OTHER ASSETS IN EXCESS OF LIABILITIES (1.10%)		74,054

NET ASSETS (100.00%)		$6,731,915

**	Non Income Producing Security.

The accompanying notes to the financial statements are an integral part of the financial statements.

Semi-Annual Report | April 30, 2011	11

Statements of Assests and Liabilities

April 30, 2011 (Unaudited)

	Institutional Small- Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)

ASSETS:
Investments, at value (Cost-see below)	$15,250,189	$6,657,861
Receivable for investments sold	454,494	286,688
Interest and dividends receivable	902	401
Prepaid and other assets	21,146	11,433

Total assets	15,726,731	6,956,383

LIABILITIES:
Payable for investments purchased	338,357	148,791
Payable for fund shares redeemed	–	36,160
Accrued investment advisory fees	9,147	4,068
Accrued administration fees	5,942	5,942
Accrued transfer agent fees	9,756	4,590
Accrued legal fees	2,366	867
Accrued audit fees	11,108	7,141
Accrued trustee fees	1,224	427
Accrued other expenses	10,237	16,482

Total liabilities	388,137	224,468

Net Assets	$15,338,594	$6,731,915

COMPOSITION OF NET ASSETS:
Paid-in capital	$15,435,962	$5,872,145
Accumulated net investment loss	(201,095)	(117,775)
Accumulated net realized gain/(loss) on investments	(1,463,268)	283,853
Net unrealized appreciation in value of investments	1,566,995	693,692

Net Assets	$15,338,594	$6,731,915

NET ASSET VALUE PER SHARE:
Net Assets	$15,338,594	$6,731,915
Shares outstanding	1,641,298	744,980
Net asset value and redemption price per share	$9.35	$9.04

COST OF INVESTMENTS	$13,683,194	$5,964,169

The accompanying notes to the financial statements are an integral part of the financial statements.

12	Stonebridge Funds Trust

Statements of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

	Institutional Small- Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)

INCOME:
Dividends	$38,744	$17,117
Interest	22	13

Total Income	38,766	17,130

EXPENSES:
Investment advisory fees	53,900	23,719
Administration fees	37,192	37,192
Transfer agent fees	29,839	13,422
Fund accounting fees and expenses	18,856	11,952
Custodian fees	4,486	2,952
Legal fees	36,169	15,805
Printing fees	11,543	5,019
Registration fees	4,731	3,588
Audit fees	11,108	7,140
Trustee fees and expenses	14,256	6,195
Proxy voting fees	2,470	1,052
Insurance	14,201	6,089
Other	1,110	780

Total Expenses	239,861	134,905

Net Investment Loss	(201,095)	(117,775)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,577,639	1,147,006

Unrealized appreciation of investments
Beginning of year	1,535,248	698,949
End of period	1,566,995	693,692

Change in net unrealized appreciation of investments	31,747	(5,257)

Net Realized and Unrealized Gain on Investments	2,609,386	1,141,749

Net Increase in Net Assets Resulting From Operations	$2,408,291	$1,023,974

The accompanying notes to the financial statements are an integral part of the financial statements.

Semi-Annual Report | April 30, 2011	13

Statements of Changes in Net Assets

Institutional Small-Cap Growth Fund (SBSCX)

	For the Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

OPERATIONS:
Net investment loss	$(201,095)	$(409,844)
Net realized gain on investments	2,577,639	2,130,876
Change in net unrealized appreciation of investments	31,747	1,002,081

Increase in Net Assets Resulting from Operations	2,408,291	2,723,113

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(562,167)	(997,985)

NET INCREASE IN NET ASSETS	1,846,124	1,725,128

NET ASSETS:
Beginning of year	13,492,470	11,767,342

End of period*	$15,338,594	$13,492,470

*Includes accumulated net investment loss of:	$(201,095)	$–

The accompanying notes to the financial statements are an integral part of the financial statements.

14	Stonebridge Funds Trust

Statements of Changes in Net Assets

Small-Cap Growth Fund (SBAGX)

	For the Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

OPERATIONS:
Net investment loss	$(117,775)	$(232,997)
Net realized gain on investments	1,147,006	1,017,584
Change in net unrealized appreciation/(depreciation) of investments	(5,257)	351,270

Increase in Net Assets Resulting from Operations	1,023,974	1,135,857

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(78,823)	(442,932)

NET INCREASE IN NET ASSETS	945,151	692,925

NET ASSETS:
Beginning of year	5,786,764	5,093,839

End of period*	$6,731,915	$5,786,764

*lncludes accumulated net investment loss of:	$(117,775)	$–

The accompanying notes to the financial statements are an integral part of the financial statements.

Semi-Annual Report | April 30, 2011	15

Institutional Small-Cap Growth Fund (SBSCX)

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Periods Indicated:

The financial highlights table is intended to help you understand the Institutional Small-Cap Growth Fund’s financial performance for each of the past five fiscal years and the six-month period commencing with the beginning of the Fund’s current fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.

PER SHARE DATA
Net asset value, beginning of period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net asset value, end of period

Total Return

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)

Ratio of operating expenses to average net assets

Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements

Ratio of net investment loss to average net assets

Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements

Portfolio turnover rate

(1)	Total return not annualized for periods less than one full year.
(2)	Annualized.

The accompanying notes to the financial statements are an integral part of the financial statements.

16	Stonebridge Funds Trust

Financial Highlights

Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$7.91	$6.38	$5.35	$11.62	$9.94	$9.03

(0.12)	(0.24)	(0.18)	(0.21)	(0.18)	(0.06)
1.56	1.77	1.21	(5.02)	1.86	0.97
1.44	1.53	1.03	(5.23)	1.68	0.91

–	–	–	(1.04)	–	–
–	–	–	(1.04)	–	–
$9.35	$7.91	$6.38	$5.35	$11.62	$9.94

18.20%(1)	23.98%	19.25%	(49.06)%	16.90%	10.08%

$15,339	$13,492	$11,767	$10,583	$22,333	$21,066

3.34%(2)	3.40%	3.85%	2.86%	2.52%	2.63%

N/A	3.48%	N/A	N/A	2.62%	2.73%

(2.80)%(2)	(3.19)%	(3.34)%	(2.43)%	(1.62)%	(0.61)%

N/A	(3.27)%	N/A	N/A	(1.72)%	(0.71)%

85%	115%	137%	145%	163%	67%

Semi-Annual Report | April 30, 2011	17

Small-Cap Growth Fund (SBAGX)

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Periods Indicated:

The financial highlights table is intended to help you understand the Small-Cap Growth Fund’s financial performance for each of the past five fiscal years and the six-month period commencing with the beginning of the Fund’s current fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.

PER SHARE DATA
Net asset value, beginning of period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net asset value, end of period

Total Return

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)

Ratio of operating expenses to average net assets

Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements

Ratio of net investment loss to average net assets

Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements

Portfolio turnover rate

(1)	Total return not annualized for periods less than one full year.
(2)	Annualized.

The accompanying notes to the financial statements are an integral part of the financial statements.

18	Stonebridge Funds Trust

Financial Highlights

Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$7.70	$6.27	$5.27	$13.17	$11.13	$11.42

(0.16)	(0.31)	(0.23)	(0.25)	(0.30)	(0.25)
1.50	1.74	1.23	(5.09)	2.69	1.60
1.34	1.43	1.00	(5.34)	2.39	1.35

–	–	–	(2.56)	(0.35)	(1.64)
–	–	–	(2.56)	(0.35)	(1.64)
$9.04	$7.70	$6.27	$5.27	$13.17	$11.13

17.40%(1)	22.81%	18.98%	(49.43)%	21.94%	14.11%

$6,732	$5,787	$5,094	$4,717	$8,908	$7,636

4.27%(2)	4.43%	4.72%	3.74%	3.14%	2.94%

N/A	4.62%	N/A	N/A	3.55%	3.70%

(3.72)%(2)	(4.22)%	(4.22)%	(3.31)%	(2.46)%	(2.32)%

N/A	(4.41)%	N/A	N/A	(2.87)%	(3.08)%

88%	116%	137%	151%	90%	121%

Semi-Annual Report | April 30, 2011	19

Notes to Financial Statements

April 30, 2011 (Unaudited)

1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Institutional Small-Cap Growth Fund and the Stonebridge Small-Cap Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Institutional Small-Cap Growth Fund, also referred to as the Institutional Fund, and the Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seek long-term growth of capital, with the production of short-term income as a secondary objective, through investing at least 80% of the Fund’s assets in companies with smaller market capitalizations (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion) and generally investing in companies with strong balance sheets, high/growing return on invested capital, positive free cash flow, and earnings growth in excess of 20%.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee in accordance with the methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, if a security has not been traded for an extended period of time, or if a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates the Funds’ net asset value, the Fair Value Committee will determine the security’s fair value. In making a determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Fair Value Measurements — In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

20	Stonebridge Funds Trust

Notes to Financial Statements

April 30, 2011 (Unaudited)

Level 1-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2-

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Funds’ investments carried at value:

Institutional Small-Cap Growth Fund (SBSCX)

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$15,171,543	$–	$–	$15,171,543
Mutual Funds	78,646	–	–	78,646

Total	$15,250,189	$–	$–	$15,250,189

Small-Cap Growth Fund (SBAGX)

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$6,657,861	$–	$–	$6,657,861

Total	$6,657,861	$–	$–	$6,657,861

*For detailed Industry descriptions, see the accompanying Statement of Investments.

Semi-Annual Report | April 30, 2011	21

Notes to Financial Statements

April 30, 2011 (Unaudited)

All securities of the Fund were valued using Level 1 inputs during the period ended April 30, 2011. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and the State of California. The statute of limitations on the Funds’ federal tax return filings remain open for the years ended October 31, 2007 through October 31, 2010. The Funds’ California tax return filings also remain open for the years ended October 31, 2007 through October 31, 2010. To the knowledge of Stonebridge Capital Management, Inc., there are no federal or California income tax returns currently under examination.

Allocation of Expense — Trust expenses which are not Series-specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

3. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

Unrealized Appreciation and Depreciation on Investments (Tax Basis):

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities, at April 30, 2011 were as follows:

	Stonebridge Institutional Small-Cap Growth Fund	Stonebridge Small-Cap Growth Fund
Gross appreciation (excess of value over tax cost)	$2,038,941	$897,613
Gross depreciation (excess of tax cost over value)	(471,946)	(206,907)
Net unrealized appreciation	1,566,995	690,706

Cost of investments for income tax purposes	$13,683,194	$5,967,155

The difference between book-basis and tax-basis unrealized appreciation is due to wash losses.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate

22	Stonebridge Funds Trust

Notes to Financial Statements

April 30, 2011 (Unaudited)

characterization for federal income tax purposes. Ordinary income distributions may include dividends paid from short-term capital gains. Also, due to the timing of dividends made, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions of net investment income, if any, are made annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

No distributions were paid during the year ended October 31, 2010 or the year ended October 31, 2009. As of October 31, 2010, the components of net assets on a tax basis were:

	Stonebridge Institutional Small-Cap Growth Fund	Stonebridge Small-Cap Growth Fund

Accumulated Net Realized Loss on Investments	$(4,039,929)	$(859,926)
Net Unrealized Appreciation of Investments	1,534,270	695,722

Total	$(2,505,659)	$(164,204)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2010, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring	Institutional Small-Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)

2017	$ (4,039,929)	$ (859,926)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the period ended October 31, 2010, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Institutional Small-Cap Growth Fund (SBSCX)

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Paid in Capital (PIC)

lncrease/(Decrease)	$409,844	$ 0	$(409,844)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$409,844

Semi-Annual Report | April 30, 2011	23

Notes to Financial Statements

April 30, 2011 (Unaudited)

Small-Cap Growth Fund (SBAGX)

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Paid in Capital (PIC)

lncrease/(Decrease)	$232,997	$ (1)	$(232,996)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$232,997

4. INVESTMENT TRANSACTIONS:

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months ended April 30, 2011, was as follows:

	Purchases	Sales

Institutional Small-Cap Growth Fund (SBSCX)	$12,222,606	$12,984,467

Small-Cap Growth Fund (SBAGX)	$5,484,322	$5,710,569

5. SHARES OF BENEFICIAL INTEREST:

As of April 30, 2011, there were an unlimited number of shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the period ended April 30, 2011 and the year ended October 31, 2010, were as follows:

Institutional Small-Cap Growth Fund (SBSCX)

	Six Months Ended Apr. 30, 2011 Shares	Six Months Ended Apr. 30, 2011 Amount	Year Ended Oct. 31, 2010 Shares	Year Ended Oct. 31, 2010 Amount

Shares Sold	4,879	$42,865	4,778	$34,130
Shares Issued in Reinvestment of Dividends	–	–	–	–

Total	4,879	42,865	4,778	34,130

Less Shares Redeemed	(70,321)	(605,032)	(141,942)	(1,032,115)

Net Decrease	(65,442)	$(562,167)	(137,164)	$ (997,985)

24	Stonebridge Funds Trust

Notes to Financial Statements

April 30, 2011 (Unaudited)

Small-Cap Growth Fund (SBAGX)

	Six Months Ended Apr. 30, 2011 Shares	Six Months Ended Apr. 30, 2011 Amount	Year Ended Oct. 31, 2010 Shares	Year Ended Oct. 31, 2010 Amount

Shares Sold	30,712	$238,070	3,134	$22,335
Shares Issued in Reinvestment of Dividends	–	–	–	–

Total	30,712	238,070	3,134	22,335

Less Shares Redeemed	(37,377)	(316,893)	(64,112)	(465,267)

Net Decrease	(6,665)	$(78,823)	(60,978)	$(442,932)

6. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 0.75% of the average daily net assets of the Institutional Fund and the Small-Cap Fund, respectively.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Fund Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and that ALPS’ fee will be no less than $6,250 per month per Series.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Institutional Fund and the Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

7. SUBSEQUENT EVENTS:

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Semi-Annual Report | April 30, 2011	25

Additional Information

April 30, 2011 (Unaudited)

1. SHAREHOLDER TAX INFORMATION:

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2010. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2010.

2. PROXY VOTING INFORMATION:

Trust policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. FUND HOLDINGS:

The complete schedules of Fund holdings at the end of the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC at the end of the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. OTHER:

The following entities owned of record or beneficially, as of April 30, 2011, 5% or greater of the Funds’ outstanding shares:

Fund	Name	Percentage

Institutional Small-Cap Growth Fund (SBSCX)	Charles Schwab & Co, Inc.	9.67%

Small-Cap Growth Fund (SBAGX)	Charles Schwab & Co, Inc.	65.06%

Trustee Compensation: The Trust pays a quarterly retainer of $2,500 and $500 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2010 and held until April 30, 2011.

26	Stonebridge Funds Trust

Additional Information

April 30, 2011 (Unaudited)

Actual Return. The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

Institutional Small-Cap Growth Fund (SBSCX)

	Beginning Account Value at 11/01/10	Ending Account Value at 4/30/11	Expense Paid During Period* 11/01/10 to 4/30/11

Actual Fund Return	$ 1,000.00	$ 1,182.00	$ 18.06
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,008.24	$ 16.62

*

Expenses are equal to the Institutional Small-Cap Growth Fund’s (SBSCX) annualized expense ratio of 3.34%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Small-Cap Growth Fund (SBAGX)

	Beginning Account Value at 11/01/10	Ending Account Value at 4/30/11	Expense Paid During Period* 11/01/10 to 4/30/11

Actual Fund Return	$ 1,000.00	$ 1,174.00	$ 22.99
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,003.64	$ 21.19

*

Expenses are equal to the Small-Cap Growth Fund’s (SBAGX) annualized expense ratio of 4.27%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Semi-Annual Report | April 30, 2011	27

Trustees & Officers

April 30, 2011 (Unaudited)

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the oversight of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware, the Trust’s Agreement and Declaration of Trust, and the Investment Company Act of 1940, as amended (the “1940 Act”). Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Any Trustee who is deemed to be an interested person of the Trust as defined in the 1940 Act is referred to as an “Interested Trustee.” The Trust’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

Name, Address(1) & Age	Position(s) Held With Funds	Term of Office(2) and Length of Time Served / Number of Funds Overseen by Trustee	Principal Occupation(s) During the Past Five Years / Other Directorships(3) Held by Trustee

Selvyn B. Bleifer, MD Born 1929	Trustee	Since November 1, 1998 / 2	Physician, Cardiovascular Medical Group/ None

Marvin Freedman Born 1925	Trustee	Since November 1, 1998 / 2	Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants / None

Charles Hass Born 1913	Trustee	Since November 1, 1998 / 2	Retired motion picture and television director/None

William Taylor Born 1938	Trustee	Since November 1, 1998 / 2	Managing General Partner, Mountaineer Capital LP (a venture capital organization) / Director, T.P.L., Inc. (an advanced materials company)

INTERESTED TRUSTEE AND OFFICER
Richard C. Barrett, CFA(4) (5) Born 1941	Chairman of the Board, President and Trustee	Since November 1, 1998 / 2	President and Chairman of the Board, Stonebridge Capital Management, Inc. / None

28	Stonebridge Funds Trust

Trustees & Officers

April 30, 2011 (Unaudited)

OTHER OFFICERS

Name, Address(1) & Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years

Debra L. Newman(5) Born 1955	Vice President, Treasurer and Chief Compliance Officer	Since November 1, 1998	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.

Matthew W. Markatos, CFA, CIC Born 1973	Vice President	Since March 25, 2003	Executive Vice President and Managing Director, Stonebridge Capital Management, Inc.

(1)	Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)

The Trust’s Declaration of Trust provides that the Trustees hold office until their resignation, removal, death, or other incapacity, or until their successors have been elected and qualified. The Trust’s bylaws provide that the officers are elected annually to their offices by the Trustees. The officers hold their offices until the next election and until their successors have been elected and qualified, or until their resignation or removal.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5)	Mr. Barrett and Ms. Newman are married.

Semi-Annual Report | April 30, 2011	29

Stonebridge Small-Cap Growth Fund (SBAGX)

Stonebridge Institutional Small-Cap Growth Fund (SBSCX)

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Charles F. Haas, Trustee

William H. Taylor II, Trustee

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls	and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	July 7, 2011

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	July 7, 2011